August 15, 2007


                             MARKMAN MULTIFUND TRUST

                            MARKMAN CORE GROWTH FUND


                   SUPPLEMENT TO PROSPECTUS DATED MAY 1, 2007

                       NOTICE OF CLASS I SHARES REOPENING


On July 31, 2007 the Board of Trustees approved a proposal to reopen Class I shares of the Markman Core Growth Fund (the "Fund") to new investors, effective as of August 15, 2007. As of that date, Class I shares are available to new shareholders subject to an initial investment minimum of $1,000,000.